UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  December  1,  2000
                                                         ------------------

                            E-Com Technologies Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)

Nevada                               000-31503                        98-0199981
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(State  or  other  jurisdiction     (Commission                   (IRS  Employer
of  incorporation)                  File  Number)           Identification  No.)

1281  West  Georgia  Street,  Suite  388,  Vancouver,  BC,  Canada     V6E  3J7
------------------------------------------------------------------     --------
(Address  of  principal  executive  offices)                        (Zip  Code)

Registrant's  telephone  number,  including  area  code  (604)  608-6336
                                                         ---------------

                                 not applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On November 23, 2000, E-Com Technologies Corp. (the "Company") dismissed G. Brad Beckstead, CPA as the Company's independent auditor. The decision to change independent auditors was approved by the Company's Board of Directors.

During the Company's two most recent fiscal years and the subsequent interim period preceding the date of change of accountants, there were no disagreements between the Company and G. Brad Beckstead, CPA with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The report on the Company's financial statements prepared by G. Brad Beckstead, CPA for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Attached to this Current Report on Form 8-K/A is a letter from G. Brad Beckstead, CPA to the Securities and Exchange Commission that states that G. Brad Beckstead, CPA agrees with the foregoing statement.

On December 1, 2000, the Company engaged KPMG, LLP as the Company's independent auditor to audit the Company's financial statements.

ITEM  7.     EXHIBITS

(16)     Letter  re:  change  in  certifying  accountant

         Letter  from  G.  Brad  Beckstead to the Securities and Exchange
         Commission

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    E-COM  TECHNOLOGIES  CORP.

Date:  February  6,  2001          /s/  Darcy  James  Malish
                                   Darcy  James  Malish,  President